Quarterly Report
April 30, 2022
MFS®  Emerging Markets
Equity Research Fund
EEM-Q3

Portfolio of Investments
4/30/22 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.8%
Alcoholic Beverages – 4.4%
China Resources Beer Holdings Co. Ltd.	6,000	$35,020
Jiangsu Yanghe Brewery JSC Ltd.	1,000	23,927
Kweichow Moutai Co. Ltd.	200	55,057
		$114,004
Automotive – 6.5%
BYD Co. Ltd.	1,500	$44,071
Maruti Suzuki India Ltd.	554	55,534
PT United Tractors Tbk	32,100	67,036
		$166,641
Biotechnology – 0.4%
Hugel, Inc. (a)	113	$11,131
Brokerage & Asset Managers – 2.9%
B3 S.A. - Brasil Bolsa Balcao	12,600	$33,896
Hong Kong Exchanges & Clearing Ltd.	900	38,169
Moscow Exchange MICEX-RTS PJSC (u)	15,769	1,048
		$73,113
Business Services – 2.1%
Tata Consultancy Services Ltd.	1,183	$54,435
Chemicals – 3.5%
UPL Ltd.	8,395	$89,345
Computer Software – 4.4%
Kingsoft Corp. Ltd.	9,200	$27,918
Naver Corp.	194	43,883
NetEase.com, Inc., ADR	421	40,134
		$111,935
Computer Software - Systems – 5.8%
Samsung Electronics Co. Ltd.	2,803	$148,935
Construction – 3.8%
Gree Electric Appliances, Inc., “A”	6,800	$32,003
Techtronic Industries Co. Ltd.	3,000	40,052
Zhejiang Supor Co. Ltd.	2,900	24,143
		$96,198
Consumer Products – 1.4%
Amorepacific Corp.	262	$36,936
Consumer Services – 1.5%
Localiza Rent a Car S.A.	3,600	$38,549
Electrical Equipment – 1.0%
Advantech Co. Ltd.	2,000	$24,774
Electronics – 9.4%
E Ink Holdings, Inc.	4,000	$22,931
Taiwan Semiconductor Manufacturing Co. Ltd.	12,000	219,029
		$241,960

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Energy - Independent – 2.9%
Reliance Industries Ltd.	2,087	$75,464
Energy - Integrated – 2.1%
Galp Energia SGPS S.A.	4,298	$52,443
LUKOIL PJSC, ADR (u)	471	0
		$52,443
Engineering - Construction – 1.3%
Doosan Bobcat, Inc.	1,057	$34,198
Food & Beverages – 3.1%
Gruma S.A.B. de C.V.	3,567	$42,369
Inner Mongolia Yili Industrial Group Co. Ltd., “A”	6,400	37,099
		$79,468
Forest & Paper Products – 1.0%
Suzano S.A.	2,600	$26,090
General Merchandise – 2.3%
BIM Birlesik Magazalar A.S.	4,314	$24,119
Wal-Mart de Mexico S.A.B. de C.V.	10,004	35,376
		$59,495
Insurance – 1.9%
AIA Group Ltd.	5,000	$48,850
Internet – 5.5%
Allegro.EU S.A. (a)	1,977	$10,116
Tencent Holdings Ltd.	2,800	131,335
		$141,451
Major Banks – 1.2%
SBI Cards & Payment Services Ltd.	2,954	$31,751
Medical & Health Technology & Services – 0.2%
Burning Rock Biotech Ltd., ADR (a)	1,096	$6,039
Metals & Mining – 0.8%
Vale S.A., ADR	1,240	$20,944
Natural Gas - Distribution – 2.6%
China Resources Gas Group Ltd.	18,000	$67,851
Other Banks & Diversified Financials – 14.1%
Bank Central Asia Tbk PT	74,100	$41,530
Chailease Holding Co. Ltd.	7,200	57,125
China Merchants Bank Co Ltd. “A”	3,100	18,594
Credicorp Ltd.	342	47,500
Emirates NBD PJSC	6,514	27,045
HDFC Bank Ltd.	2,900	52,072
Komercni Banka A.S.	726	23,676
Kotak Mahindra Bank Ltd.	1,193	27,714
Muthoot Finance Ltd.	1,557	25,578
Sberbank of Russia PJSC (u)	11,152	1,006
TCS Group Holding PLC (a)(u)	262	0
Tisco Financial Group PCL	15,300	40,540
		$362,380

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Precious Metals & Minerals – 0.4%
Polymetal International PLC	3,376	$10,266
Real Estate – 1.5%
ESR Cayman Ltd. (a)	12,600	$38,217
Restaurants – 2.1%
Yum China Holdings, Inc.	1,260	$52,668
Specialty Chemicals – 0.4%
Asian Paints Ltd.	239	$10,039
Specialty Stores – 3.2%
Alibaba Group Holding Ltd. (a)	6,400	$78,219
JD.com, Inc., “A” (a)	152	4,738
		$82,957
Telecommunications - Wireless – 1.4%
Advanced Info Service Public Co. Ltd.	5,700	$35,781
Telephone Services – 1.8%
Hellenic Telecommunications Organization S.A.	2,414	$46,858
Utilities - Electric Power – 0.9%
Energisa S.A., IEU	2,300	$22,163
Total Common Stocks		$2,513,329
Investment Companies (h) – 1.4%
Money Market Funds – 1.4%
MFS Institutional Money Market Portfolio, 0.28% (v)	37,355	$37,355

Other Assets, Less Liabilities – 0.8%		19,822
Net Assets – 100.0%		$2,570,506
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $37,355 and $2,513,329, respectively.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
IEU	International Equity Unit
PCL	Public Company Limited
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
4/30/22 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of April 30, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$98,841	$579,975	$—	$678,816
India	—	421,932	—	421,932
Taiwan	219,029	104,830	—	323,859
South Korea	—	275,083	—	275,083
Hong Kong	—	165,288	—	165,288
Brazil	141,642	—	—	141,642
Indonesia	108,566	—	—	108,566
Mexico	77,745	—	—	77,745
Thailand	—	76,321	—	76,321
Other Countries	121,403	120,620	2,054	244,077
Mutual Funds	37,355	—	—	37,355
Total	$804,581	$1,744,049	$2,054	$2,550,684
For further information regarding security characteristics, see the Portfolio of Investments.

Supplemental Information (unaudited) – continued
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 7/31/21	$—
Transfers into level 3	2,054
Balance as of 4/30/22	$2,054
At April 30, 2022, the fund held four level 3 securities.
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$67,408	$1,234,260	$1,264,313	$—	$—	$37,355
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$23	$—
(3) Issuer Country Weightings
Issuer country weighting percentages of portfolio holdings based on net assets, as of April 30, 2022, are as follows:
China	26.4%
India	16.4%
Taiwan	12.6%
South Korea	10.7%
Hong Kong	6.4%
Brazil	5.5%
Indonesia	4.2%
Mexico	3.0%
Thailand	3.0%
Other Countries	11.8%
(4) Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Management continues to monitor these events and to evaluate the related impacts on fund performance.